UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                             -----------------------

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


                         Date of Report: January 9, 2007

                                  TIFFANY & CO.

             (Exact name of Registrant as specified in its charter)



         Delaware                       1-9494                  13-3228013
(State or other jurisdiction         (Commission            (I.R.S. Employer
     of incorporation)               File Number)          Identification No.)


  727 Fifth Avenue, New York, New York                           10022
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code: (212) 755-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 8.01   Other Events.

On January 31, 2007, the agreement dated August 1, 2001 between Registrant's wholly-owned subsidiary, Tiffany & Co. Japan Inc. ("Tiffany-Japan") and Mitsukoshi Ltd. of Japan ("Mitsukoshi") is scheduled to expire (the "Expiring Agreement"). The Expiring Agreement is described in Registrant's Annual Report on Form 10-K for the fiscal year ended January 31, 2006 on page K-8 and has been filed as Exhibit 10.128 with Registrant's Report on Form 8-K dated June 10, 2002.

Under the Expiring Agreement, Tiffany-Japan operates 19 TIFFANY & CO. boutiques in stores controlled by Mitsukoshi and sales recorded in retail locations operated in connection with Mitsukoshi accounted for 10%, 12% and 14% of Registrant's net sales in the fiscal years 2005, 2004 and 2003 respectively.

Tiffany-Japan and Mitsukoshi have not, to date, renewed the Expiring Agreement although both parties have negotiated to that end. Mitsukoshi has indicated that it is willing to renew the Expiring Agreement for all boutiques now operated. Further negotiations between Tiffany-Japan and Mitsukoshi will be required before a new agreement can be entered into.

Mitsukoshi has not indicated to Tiffany-Japan that it intends to close any boutiques but either party would have that right if the Expiring Agreement is allowed to expire.

Registrant is prepared to operate boutiques in Mitsukoshi stores under the terms of the Expiring Agreement, even in the absence of a binding written agreement, and has no reason to believe that Mitsukoshi will prevent Tiffany from doing so.

However, unless and until a new agreement is mutually executed between Tiffany-Japan and Mitsukoshi there can be no assurance that either party will not act unilaterally to close one or more boutiques or to change the terms and conditions under which one or more boutiques is operated, including a change in the fees charged Tiffany-Japan as a percent of sales made in a boutique.




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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          TIFFANY & CO.


                                      BY: /s/ Patrick B. Dorsey
                                          ______________________________________
                                          Patrick B. Dorsey
                                          Senior Vice President, General Counsel
                                          and Secretary



Date:  January 9, 2007